SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                December 5, 2003


                               Exact Name of Registrant as specified in its charter;
         Commission            State of Incorporation;                                         IRS Employer
         File Number           Address and Telephone Number                                    Identification No.
         -----------           ----------------------------                                    ------------------
         1-14756               Ameren Corporation                                                   43-1723446
                               (Missouri Corporation)
                               1901 Chouteau Avenue
                               St. Louis, Missouri 63103
                               (314) 621-3222

         1-2967                Union Electric Company                                               43-0559760
                               (Missouri Corporation)
                               1901 Chouteau Avenue
                               St. Louis, Missouri 63103
                               (314) 621-3222

         1-3672                Central Illinois Public Service Company                              37-0211380
                               (Illinois Corporation)
                               607 East Adams Street
                               Springfield, Illinois 62739
                               (217) 523-3600

         333-56594             Ameren Energy Generating Company                                     37-1395586
                               (Illinois Corporation)
                               1901 Chouteau Avenue
                               St. Louis, Missouri 63103
                               (314) 621-3222

         2-95569               CILCORP Inc.                                                         37-1169387
                               (Illinois Corporation)
                               300 Liberty Street
                               Peoria, Illinois 61602
                               (309) 677-5230

         1-2732                Central Illinois Light Company                                       37-0211050
                               (Illinois Corporation)
                               300 Liberty Street
                               Peoria, Illinois 61602
                               (309) 677-5230

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On December 5, 2003, Ameren Corporation (Ameren) issued a press release announcing that it is in exclusive discussions with Dynegy Inc. regarding the possible acquisition of Illinois Power Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

     This combined Form 8-K is being filed separately by Ameren, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc. and Central Illinois Light Company (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements: Not applicable

     (b) Pro Forma Financial Information: Not applicable

     (c) Exhibits:


     Exhibit
       No.   Description
     ------- -----------

     99.1    Press Release issued on December 5, 2003 by Ameren Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Exchange Act, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.



                                       AMEREN CORPORATION
                                           (Registrant)

                                         /s/ Martin J. Lyons
                                 -------------------------------------
                                            Martin J. Lyons
                                      Vice President and Controller

                                      (Principal Accounting Officer)



                                     UNION ELECTRIC COMPANY
                                           (Registrant)

                                         /s/ Martin J. Lyons
                                 -------------------------------------
                                           Martin J. Lyons
                                      Vice President and Controller

                                      (Principal Accounting Officer)



                               CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                           (Registrant)

                                         /s/ Martin J. Lyons
                                 -------------------------------------
                                           Martin J. Lyons
                                      Vice President and Controller

                                      (Principal Accounting Officer)



                                   AMEREN ENERGY GENERATING COMPANY
                                           (Registrant)

                                         /s/ Martin J. Lyons
                                 -------------------------------------
                                           Martin J. Lyons
                                      Vice President and Controller

                                      (Principal Accounting Officer)

                                           CILCORP Inc.
                                           (Registrant)

                                         /s/ Martin J. Lyons
                                 -------------------------------------
                                           Martin J. Lyons
                                      Vice President and Controller

                                      (Principal Accounting Officer)




                                   Central Illinois Light Company
                                           (Registrant)

                                         /s/ Martin J. Lyons
                                 -------------------------------------
                                           Martin J. Lyons
                                      Vice President and Controller

                                      (Principal Accounting Officer)


Date:  December 5, 2003

                                  Exhibit Index
                                  -------------

Exhibit No.                    Description
-----------                    -----------

  99.1        Press release issued on December 5, 2003 by Ameren Corporation.